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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           June 7, 2000
                                                 ----------------------


                                   CAMBIO INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                                0-19726                      94-3022377
------------------------------              ---------------            ---------------
(State or Other Jurisdiction                (Commission                   (IRS Employer
     of Incorporation)                      File Number)               Identification No.)



 6006 North Mesa Street, El Paso, Texas                                      79912
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(Address of Principal Executive Offices)                                     (Zip Code)



Registrant's telephone number, including area code:       (915) 581-5828
                                                     -------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         As of May 30, 2000, the number of outstanding shares of Class A Common Stock was 39,266,939 shares. This increase from the 33,073,470 shares reported on the Company's Form 10-QSB for the quarter ended March 31, 2000 is due primarily to the conversion of shares of preferred stock and the sale of Class A Common Stock through a private placement. On May 30, 2000 the Company issued 3,180,000 shares of Class A Common Stock through private placement agreements for an aggregate consideration of $795,000, or $0.25 a share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)  EXHIBITS.

                  Not applicable.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CAMBIO INC.



Date: June 7, 2000                               By: /s/ Ali Al-Dahwi
                                                     ----------------
                                                 Name: Ali Al-Dahwi
                                                 Title: Chief Executive Officer





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